Exhibit 99.1

June 23, 2010

EXPLORATION NEWS RELEASE

EL GALLO EXPANDED AT DEPTH & TO THE WEST
SEVERAL ZONES MERGING TOGETHER
RESOURCE ESTIMATE 2 WEEKS

TORONTO, ONTARIO (JUNE 23, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from sixteen new core holes (Fig. 1, Table 1) at the El Gallo Project in Sinaloa State, Mexico. These holes will be included in El Gallo’s initial resource estimate due in two weeks. The results below demonstrate that El Gallo continues to increase in size and that several zones appear to be merging into a single enlarged zone.

EXPLORATION HIGHLIGHTS

•
Mineralization expanded 100 ft (30 m) down-dip in the east area of the Main Zone: 11.3 ounces of silver per ton (opt) over 32.3 feet (ft) (386.7 grams per tonne (gpt) over 9.9 meters (m) and 15.9 opt silver over 8.4 ft (546.4 gpt over 2.6 m).

•	Near surface mineralization expanded 80 ft (25 m) to the northwest: 3.2 opt silver over 78.2 ft (109.0 gpt over 23.9 m).

•
Drilling intercepts mineralization 130 ft (40 m) west of the previously known limit, extending the strike length of the Main Zone to 2,200 ft (670 m): 6.4 opt silver over 24.3 ft (219.6 gpt over 7.4 m).

•
Another important intercept encountered between the Main and North Zones, significantly reducing the distance between the two areas: 2.6 opt silver over 81.2 ft (88.9 gpt over 24.8 m), including 4.9 opt silver over 37.4 ft (167.8 gpt over 11.4 m).

•	Drilling to connect the Main and Southwest Zone returns: 3.7 opt silver over 45.9 ft (128.1 gpt over 14.0 m) starting from surface.

MAIN ZONE – EXPANDED IN 3 AREAS

1)	East Area – Main Zone (Fig. 1, 3)

GAX-192, which was drilled in the east area of the Main Zone, encountered two high-grade intercepts expanding the mineralization down-dip by 100 ft (30 m) (Fig. 1, 3) on this section. This hole suggests there is good potential to expand the zone with additional drilling. Highlights are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-192	15.9	8.4	334.0	342.4	546.4	2.6	101.8	104.4
And	11.3	32.3	375.7	408.0	386.7	9.9	114.5	124.4
Including	47.7	3.9	383.5	387.5	1,635.0	1.2	116.9	118.1

US Gold – June 23, 2010 News Release

GAX-158	3.5	45.9	354.3	400.3	119.4	14.0	108.0	122.0
Including	10.5	2.6	373.4	376.0	360.0	0.8	113.8	114.6

2) Mineralization Expanded to the Northwest – Main Zone (Fig. 1)

Drilling in the northwest section of the Main Zone (Fig. 1) continues to encounter wide intersections of good grade starting near surface. GAX-191 expanded the mineralization by 80 ft (25 m). Highlights from this hole are listed below.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-191	3.2	78.2	15.1	93.3	109.0	23.9	4.6	28.5
Including	21.1	5.6	52.0	57.6	722.0	1.7	15.9	17.6

3)	West Area – Main Zone (Fig. 1, 6)

Drilling in the west area of the Main Zone accomplished two goals. First, holes GAX-168 and GAX-167 helped extend the mineralization to the west by 130 ft (40 m) (Fig. 1), increasing the strike length to 2,200 ft (670 m). The mineralization remains open in this direction. Second, GAX-181 was drilled to help establish if the Main and Southwest Zone connect. This hole encountered a good intercept starting from surface. The distance between these two zones is approximately 460 ft (140 m) (Fig. 6).

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-167	4.9	22.5	256.1	278.5	168.6	6.9	78.1	84.9

GAX-168	6.4	24.3	197.7	221.9	219.6	7.4	60.3	67.7
Including	46.7	1.0	201.8	202.8	1,600.0	0.3	61.5	61.8

GAX-170	4.5	33.0	135.0	168.0	153.4	10.1	41.2	51.2

GAX-181	3.7	45.9	0.0	45.9	128.1	14.0	0.0	14.0

DISTANCE BETWEEN MAIN AND NORTH ZONE CLOSES (Fig. 1, 4)

One of the objectives this year has been to establish connection between the Main and North zone. If drilling continues to be successful, US Gold will study the potential of mining the area as one large open pit as opposed to two smaller pits. GAX-193 is the most recent hole completed in this area and along with other previously released holes, continues to demonstrate there is good potential to connect the two zones (Fig 1, 4). The mineralization from this hole is also shallow, starting 45 ft (14 m) below surface. Drilling throughout the second half of this year will continue to fill in the area in preparation for the Preliminary Economic Analysis due at year-end.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-193 Including	2.6 4.9	81.2 37.4	73.0 100.4	154.2 137.8	88.9 167.8	24.8 11.4	22.3 30.6	47.0 42.0
Including	13.0	9.0	102.7	111.7	444.8	2.8	31.3	34.1

US Gold – June 23, 2010 News Release

NEAR SURFACE OXIDE MINERALIZATION

On May 25th US Gold announced positive results for three column leach tests. These tests were conducted to help determine the feasibility of mining the low-grade oxide mineralization. The results showed average silver recoveries of 45% and 54% after a 30 and 180 day leach cycle. This is important because slow recoveries restrict cash flow.

US Gold believes there is excellent value to be realized with this lower grade mineralization. As shown below, the oxide mineralization starts at or very near surface. Preliminary calculations suggest mining this mineralization would reduce the strip ratio associated with open pit mining at El Gallo. US Gold will look to include this mineralization in the upcoming resource estimate.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-158	1.0	34.1	16.7	50.9	34.3	10.4	5.1	15.5

GAX-160	1.5	16.7	6.9	23.6	52.1	5.1	2.1	7.2

GAX-169	1.3	58.6	0.0	58.6	44.4	17.9	0.0	17.9

GAX-170	1.3	23.5	0.0	23.5	45.2	7.2	0.0	7.2

GAX-172	1.1	49.4	0.0	49.4	36.5	15.1	0.0	15.1

GAX-192	1.1	58.1	52.2	110.2	36.5	17.7	15.9	33.6

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. The El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 16 new core holes from this news release see Table 1. To view all 177 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

To view assays intervals from core holes GAX-192, please click: http://www.usgold.com/news/pdf/20100623_elgallo/gax092_pr.xls

US Gold – June 23, 2010 News Release

ABOUT US GOLD (www.usgold.com)

US Gold is a Colorado incorporated company that explores for gold and silver. It has an exciting high-grade silver discovery in Mexico that is rapidly expanding in size and it has completed a Preliminary Economic Assessment for building a gold mine in Nevada. US Gold has a strong treasury and is debt free.  US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. The company’s shares are listed on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG, trading 1.0 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:
Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US Gold – June 23, 2010 News Release

Table 1   El Gallo Silver Project: Core Holes Assays                                                                                                                                                  June 23, 2010
	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
Hole #	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-158	1.0	34.1	16.7	34.3	10.4	5.1	350°	-75°	212314	2843199
And	1.7	28.5	297.2	58.5	8.7	90.6
And	3.5	45.9	354.3	119.4	14.0	108.0
Including	10.5	2.6	373.4	360.0	0.8	113.8

GAX-159	NSR	NSR	NSR	NSR	NSR	NSR	180°	-45°	211663	2842903

GAX-160	1.5	16.7	6.9	52.1	5.1	2.1	25°	-45°	211822	2842978

GAX-165	2.5	6.6	183.7	86.9	2.0	56.0	170°	-70°	212508	2843260

GAX-166	2.1	19.4	90.2	72.5	5.9	27.5	350°	-50°	211872	2843162
Including	5.6	3.9	105.6	193.0	1.2	32.2

GAX167	4.9	22.5	256.1	168.6	6.9	78.1	170°	-50°	211866	2843205

GAX-168	6.4	24.3	197.7	219.6	7.4	60.3	170°	-75°	211841	2843180
Including	46.7	1.0	201.8	1,600.0	0.3	61.5

GAX-169	1.3	58.6	0.0	44.4	17.9	0.0	250°	-45°	211863	2843256

GAX-170	1.3	23.5	0.0	45.2	7.2	0.0	220°	-60°	211948	2843190
And	2.1	86.9	81.0	72.9	26.5	24.7
Including	4.5	33.0	135.0	153.4	10.1	41.2

GAX-171	3.6	6.4	267.4	122.0	2.0	81.5	90°	-50°	211966	2843562
And	2.9	3.3	400.3	98.0	1.0	122.0

US Gold – June 23, 2010 News Release

	Table 1 Cont.
	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
Hole #	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-172	1.1	49.4	0.0	36.5	15.1	0.0	340°	-50°	211717	2842969
And	6.9	4.6	250.2	235.0	1.4	76.3

GAX-181	3.7	45.9	0.0	128.1	14.0	0.0	20°	-50°	211807	2843020

GAX-191	3.2	78.2	15.1	109.0	23.9	4.6	350°	-45°	211945	2843338
Including	21.5	5.6	52.0	722.0	1.7	15.9

GAX-192	1.1	58.1	52.2	36.5	17.7	15.9	350°	-80°	212317	2843177
And	15.9	8.4	334.0	546.4	2.6	101.8
And	11.3	32.3	375.7	386.7	9.9	114.5
Including	47.7	3.9	383.5	1,635.0	1.2	116.9

GAX-193	2.6	81.2	73.0	88.9	24.8	22.3	350°	-50°	212149	2843299
Including	4.9	37.4	100.4	167.8	11.4	30.6
Including	13.0	9.0	102.7	444.8	2.8	31.3
And	4.0	3.3	184.9	136.0	1.0	56.4

GAX-194	6.9	9.0	46.8	237.0	2.8	14.3	180°	-60°	212031	2843322

All depths indicated in table are down hole
0.73 opt Ag (25 gpt Ag) cutoff
Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
Numbers may not add due to rounding

US Gold – June 23, 2010 News Release

Figure 1

El Gallo Drill Hole Locations - Plan (Aerial) View

June 23, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineralized Footprint
New Core Hole June 23, 2010
Previously Released Core Holes
Mineralization May Continue in this Direction
Topography Lines
Open
North Zone
GAX171
GAX191
GAX193
GAX194
GAX169
GAX167
GAX170
GAX168
GAX166
Main Zone
East
GAX165
GAX158
GAX192
GAX181
GAX172
GAX160
Southwest Zone
GAX159
N
0 100 200
Meters
0 300 600
Feet

US Gold – June 23, 2010 News Release

Figure 2

El Gallo Cross Section Locations - Plan (Aerial) View

June 23, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineralized Footprint
Core Hole Collar Location
Mineralization May Continue in this Direction
Topography Lines
Open
North Zone
East
Main Zone
Section 2
Figure 4 Cross Section
Figure 3 Cross Section
Southwest Zone
0
100
200
Meters
0
300
600
Feet
N

US Gold – June 23, 2010 News Release

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 25)

June 23, 2010

Oxide Cap
SE
NW
Surface
300 Elev
300 Elev
1.1 opt Ag / 58.1 ft
(36.5 gpt / 17.7 m)
15.9 opt Ag / 8.4 ft
(546.4 gpt / 2.6 m)
Mineralization Open to the Northwest
Mineralization Open to the Southeast
200 Elev
200 Elev
GAX147
GAX122
GAX049
11.3 opt Ag / 32.3ft
(386.7 gpt / 9.9 m)
GAX157
GAX123
GAX146
GAX158
GAX192
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept June 23, 2010
GAX-158 = Drill Hole ID
165 ft
50 m

US Gold – June 23, 2010 News Release

US★GOLD

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 19)

June 23, 2010

Parallel Zone
SE
Main Zone
2.6 opt Ag / 81.2 ft
(88.9 gpt / 24.8 m)
NW
Surface
Mineralization Open
Goal: Connect with
North Zone
300
Elev
200
Elev
GAX001
GAX002
GAX193
GAX018
GAX101
GAX085
GAX070
GAX011
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
June 23, 2010
GAX193 = Drill Hole ID
165 ft
50 m

US Gold – June 23, 2010 News Release

Figure 5

El Gallo Growing Mineral Footprint - Plan (Aerial) View

June 23, 2010

Dec 2009
43 Holes
211800 m
212200 m
North Zone
2843400 m
Main Zone
2843000 m
211800 m
212200 m
5.5 Months
Jun 2010
177 Holes
211800 m
212200 m
North Zone
2843400 m
Main Zone
2843000 m
Southwest Zone
211800 m
212200 m
Legend
Mineralized Footprint
0 100 200
Meters
N
0 300 600
Feet

US Gold – June 23, 2010 News Release

US★GOLD

Figure 6

El Gallo Drilling - Connecting Main Zone to Southwest Zone

June 23, 2010

0
50
100
Meters
N
0
150
300
Feet
Legend
Mineralized Footprint
Target Area
Core Hole
Topography Lines
GAX-097 = Drill Hole Number
Main Zone
GAX-097
5.0 opt Ag / 28.1 ft
(172.9 gpt / 8.6 m)
GAX-181
3.7 opt Ag / 45.9 ft
(128.1 gpt / 14.0 m)
Southwest Zone
GAX-133
3.5 opt Ag / 35.4 ft
(120.8 gpt / 10.8 m)
2843200 m
2843000 m
211600 m
211800 m
212000 m

US Gold – June 23, 2010 News Release

Figure 7

El Gallo Drilling - "East Area" Main Zone, Looking Southwest

June 23, 2010

0 100 200
Meters
N
0 300 600
Feet
Area Shown
DRILL RIG
DRILL ROADS
WATER FOR DRILLS
WATER FOR DRILLS
MAIN ZONE
"East Area" Looking SW

US Gold – June 23, 2010 News Release

US★GOLD
Figure 8
El Gallo Core Hole GAX-192
June 23, 2010

Sample Below From Hole GAX-192
47.7 opt Ag / 3.9 ft (1,635 gpt / 1.2m)

Multi-stage siliceous breccia with hematitic matrix. This breccia type is commonly associated with strong silver mineralization at El Gallo.

Late-stage
calcite veinlets
Acanthite (silver sulfide) +
sphalerite (zinc sulfide)
0
cm
6.4
0
in
2.5

US Gold – June 23, 2010 News Release